Exhibit 99.1

Mitchell Steinhause, New York Mercantile Exchange

James Newsome, New York Mercantile Exchange

William Ford, General Atlantic LLC

General Meeting for Shareholders and Members

September 29, 2005

Moving NYMEX Forward

Forward-Looking & Cautionary Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform

Act, with respect to our future performance, operating results, strategy, and other future events. Such statements generally include words such as could, can, anticipate, believe, expect, seek, pursue, proposed, potential and similar words and terms, in connection with any discussion of future results, including our plans to enter into definitive documents, to conduct the proposed private placement and to use the proceeds therefrom to make the extraordinary cash distribution and/or to pay fees and expenses incurred in connection with the private placement, and our exploration of and ability to consummate,

including as a result of market conditions, a potential initial public offering or other strategic alternative. Forward-looking statements involve a number of assumptions, risks, and uncertainties, any of which may cause actual results to differ materially from the anticipated, estimated, or projected results referenced in the forward-looking statements. In particular, the forward-looking statements of NYMEX Holdings, Inc. and its subsidiaries are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to reach definitive documents with respect to the proposed private placement or to consummate, in whole or in part, the proposed private placement and to use the proceeds therefrom to make the extraordinary cash distribution and/or to pay fees and expenses incurred in connection with the private placement, and our determination not, or difficulties, delays or unanticipated costs in or our inability,

including as a result of market conditions, to consummate a potential initial public offering or other strategic alternative;

the success and timing of new futures contracts and products; changes in political, economic, or industry conditions; the unfavorable resolution of material legal proceedings; the impact and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions, including without limitation, actions by the Commodity Futures Trading Commission; and terrorist activities, international hostilities or natural disasters, which may affect the general economy as well as oil and other commodity markets. We assume no obligation to update or supplement our forward–looking statements.

History of Process

Started in January 2005

March town hall meeting

Special Committee created to lead review

Retained JP Morgan and Skadden Arps

Considered various strategic alternatives

Thorough, orderly and well-publicized process

On September 20, Board recommended General

Atlantic as best partner

Why Private Equity

Maximizes our future value potential

Validates NYMEX trading model

Provides valuation benchmark

Next step in continuing transformation toward

possible IPO and beyond

Provides immediate liquidity to NYMEX shareholders

NYMEX shareholders retain 100% of trading rights

Why General Atlantic

Best partner for NYMEX and its constituencies

– Proven track record of building value in exchange

sector

– Capital markets expertise

– Business know-how

– Attractive valuation

– Maximizes our future value potential

William Ford

President, General Atlantic

Introduction to General Atlantic

25 years of private equity investment experience;

investments in over 150 companies

A stable capital base of $10 billion from long-term

investors (primarily non-institutional)

Long-term investment horizon of over five years

Active value-added, partnership approach

Over 30 IPOs completed for portfolio companies

Typically as a minority investor

Deep experience with technology businesses

Active Investor in Financial Services and

Financial Technology

(Represent select list of current and prior portfolio companies)

Pre- and Post- IPO Investment Periods
Company	Time to IPO from GA Investment	Investment Period Post IPO		Total Investment Period

	12 months	6 years		7 years
	9 months	Ongoing		2+Ongoing
	8 months	3 years		4 years
	19 months	3 years		5 years
	39 months	4 years		7 years
	18 months	Ongoing	*	2+Ongoing
	27 months	5 years		7 years
	26 months	Ongoing		2+Ongoing
	19 months	8 years		9 years

Our companies have often completed IPOs within 12 to 24 months from our investment, however our typical holding period is 5 or more years 5
*	Through shareholding in Hewitt

General Atlantic’s Perspectives on NYMEX

Leading global energy and commodities liquidity center

Successful, proven open outcry model supported by

technology

Attractive vertically integrated business model generates

multiple revenue streams (clearing, market data, trade

execution)

Continued potential for growth (new products, new

geographies), organically or through acquisitions

GA Will Assist NYMEX in Several Key Areas

Pre-IPO

IPO preparation and execution

Corporate governance and board processes

Financial planning and systems

Technology plan and overall strategy

Post-IPO

Technology plan

Overall strategy

Growth strategy

General Atlantic Investment Terms

$135 million of convertible preferred stock = 10%

Valuation of NYMEX = $1.35 billion

Board of Directors reduced from 25 to 15

Bill Ford will join Board; René Kern will join as non-voting observer

Support and preservation of open outcry trading and protection in the hands of trading rights owners

Common stock de-stapled from trading rights at transaction close

Distribute net investment to pre-investment stockholders (approx.

$160,000 per share)

No break-up fee or expense reimbursement if deal does not close

If no IPO or change of control transaction:

– After June 30, 2008, GA to receive 5 1/2% quarterly cash dividend,

from the date of closing

– After 5 years, GA may seek to redeem its shares at original purchase price, plus accrued and unpaid dividends General Atlantic Investment Terms

Next Steps

Execute final agreement between GA and NYMEX subject to shareholder approval

Shareholder proxy submitted to SEC for review

Proxy cleared by SEC for mailing to shareholders

Shareholder vote and closing expected in December or January

Update on NYMEX Initiatives

Washington insights

London

Dubai

Market performance

Conclusion

General Atlantic is best partner to move NYMEX forward

Transaction ensures best long-term strategic direction

for the Exchange

Now is a critical window of opportunity that won’t be

open forever

We are all in this together and we welcome your

continued input

Questions & Answers

Statement Regarding Information That

May Become Available

Please note this is not intended to be a solicitation for proxy. If a transaction is to be proposed to NYMEX’s shareholders, NYMEX would file with the Securities and Exchange Commission and distribute to its shareholders a proxy statement in connection with any transaction that may result from the non-binding letter of intent. NYMEX’s shareholders would be urged to read the proxy statement in its entirety when it becomes available, and any other related documents NYMEX may issue, because they will contain important information about NYMEX, the transaction, the persons soliciting proxies in connection with the transaction and the interests of these persons in the transaction and related matters. If and when these documents are filed, they can be obtained for free at the SEC’s website

(www.sec.gov). Additional information on how to obtain these documents from NYMEX would be made available to shareholders if and when a transaction is to occur. NYMEX, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from NYMEX’s shareholders in connection with any transaction that might be proposed to such shareholders. Information about the directors and executive officers of NYMEX and their ownership of

NYMEX stock is set forth in the proxy statement for NYMEX’s 2005 annual meeting. Information regarding the interests of NYMEX’s directors and executive officers in any transaction proposed to NYMEX’s shareholders will be included in the proxy statement if and when it becomes available.

Mitchell Steinhause, New York Mercantile Exchange

James Newsome, New York Mercantile Exchange

William Ford, General Atlantic LLC

General Meeting for Shareholders and Members

September 29, 2005

Moving NYMEX Forward